INVESTOR PRESENTATION 2.2019 1

FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation other than historical facts may be considered forward-looking statements. Such statements include, in particular, statements about our plans, strategies, and prospects, and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans and objectives. They also include, among other things, statement regarding subjects that are forward-looking by their nature, such as our business and financial strategy, our 2019 guidance (including projected net operating income, cash rents and contractual growth), projected yield and earnings growth compared to peers, our ability to obtain future financing, future acquisitions and dispositions of operating assets, future repurchases of common stock, and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements. We make no representations or warranties (express or implied) about the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward- looking statements, including our ability to generate positive cash flow from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in the Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2018, for a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The risk factors described in our Annual Report are not the only ones we face but do represent those risks and uncertainties that we believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also harm our business. For additional information, please reference the supplemental report furnished by the Company as Exhibit 99.1 to the Company’s Form 8-K furnished to the Securities and Exchange Commission on February 13, 2019. The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This presentation includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. Unless otherwise noted, all data herein is as of December 31, 2018. 2

OVERVIEW INVESTMENT HIGHLIGHTS GATEWAY OFFICE . Desirable properties in niche CBD locations PORTFOLIO . ~83% of portfolio in NY, SF, & DC1 . 3.5M SF of recent leasing, at 30% cash spreads, driving an GROWTH additional ~$31M of contractual annual cash NOI2,3 . $285M of development/redevelopment underway . Meaningful valuation disconnect versus estimated net asset value VALUE . Attractive dividend yield . 97% leased with only 9% expiring through end of 20204 STABILITY . Investment-grade rating (Baa2 Stable / BBB Stable) and broad access to capital 1Based on gross real estate assets; represents 100% of properties owned through unconsolidated joint ventures. 2Non-GAAP financial measure. See Appendix. 3From runoff of lease abatements and signed but not yet commenced leases. Includes leases that reach economic occupancy before the end of 2019. 4Expirations based on ALR. 3

PORTFOLIO DESIRABLE BUILDINGS IN PRIME LOCATIONS 333 Market St. 315 Park Ave. S. 229 W. 43rd St. 114 Fifth Ave. 249 W. 17th 116 Huntington Ave. San Francisco New York New York New York New York Boston 650 California St. San Francisco 218 W. 18th 95 Columbus 149 Madison 799 Broadway New York Jersey City, NJ New York New York (under redevelopment) (under development) 1800 M Street Washington, D.C. 221 Main St. San Francisco 97% LEASED Market Square Washington, D.C. University Circle Palo Alto, CA 80 M Street Washington, D.C. Pasadena Corporate SALE FOR MARKETING One & Three Glenlake Lindbergh Center Cranberry Woods Park, Los Angeles Atlanta Atlanta Pittsburgh, PA 4

PORTFOLIO LEADING GATEWAY SUBMARKETS NEW YORK SAN FRANCISCO WASHINGTON, D.C. 2.4M total SF 2.0M total SF 1.5M total SF 99% leased 97% leased 92% leased Data for properties owned in unconsolidated joint ventures presented at 100%. New York metrics exclude 799 Broadway. 5

PORTFOLIO A DIFFERENTIATED APPROACH • Modernized buildings with architectural distinction • Strategic locations • Efficient floorplates • Attractive amenities • Exceptional service to tenants • Targeted capital investments 6

GROWTH LEASING DRIVING GROWTH SF of leases signed Average cash leasing 2019 same-store 2016-2019 spreads during that period NOI guidance 3.5M 30% on current portfolio 8-10%  650 California 97% leased after  226,000 SF of leases (68% of  Expanded and extended 303,000 SF (65% of building) of building) signed at 315 Park Ave. Snapchat for 121,000 SF leases signed since 2016 South since 2016, with top floors at at 229 West 43rd record rents for Park Avenue South  80 M Street now 94% leased  One Glenlake 100% leased after  Brought University Circle to 100% (from 66%) after 214,000 SF total 156,000 SF of leases (44% of leased with expansion of Amazon leasing building) since 2016 Web Services; eliminated only substantial near-term roll with 119,000 SF renewal of DLA Piper Total leasing statistics exclude Westinghouse extension at Cranberry Woods. 7

GROWTH 799 BROADWAY Union Square and Greenwich Village NEW YORK Ground-up development of a 12-story office building • New building will contain 182,000 SF of boutique office space • Floor plates from 3,600 to 22,000 SF • 15’ ceilings, with floor-to-ceiling glass • Multiple private terraces and high-end amenities • Partnering with Normandy Real Estate; expected delivery in 2020 8

GROWTH 149 MADISON Midtown South / NoMad NEW YORK Full-scale redevelopment project underway with entire office space leased to WeWork; expected occupancy in late 2019 • 122,000 RSF of modernized office and retail space • Updating/upgrading infrastructure, interior and exterior finishes, and common areas • Renovation will capitalize on 14’+ slab-to-slab ceiling heights, oversized windows, and boutique-sized floorplates • Strong interest in remaining 6,600 SF of prime corner retail space on ground floor Expected yield on cost of ~6% will generate ~$10-25M of value creation at a 5.0-5.5% cap rate range 9

VALUE ILLUSTRATIVE NET ASSET VALUE ANALYSIS Net Operating Cap Rate Cap Rate (in thousands, except for per-share data) Income (Cash) 5.00% 4.75% Q4 2018 Annualized – excludes Atlanta & Pittsburgh1 $186,000 $3,720,000 $3,916,000 Estimated Disposition Value - Atlanta & Pittsburgh 550,000 600,000 Construction in Progress – 149 Madison & 799 Broadway (cost basis) 178,000 178,000 Debt @ 12.31.18 (1,548,000) (1,548,000) Working Capital (Net) @ 12.31.18 10,000 10,000 Planned Capital Expenditures2 (28,000) (28,000) Implied Net Asset Value – “Q4 Cash Paying” $2,882,000 $3,128,000 Implied Net Asset Value – “Q4 Cash Paying” / Share $24.70 $26.81 A Contractual – not yet Cash Paying but beginning by year-end3 $17,000 $340,000 $358,000 Planned Capital Expenditures4 (46,000) (46,000) Implied Incremental Value from Contractual Leases $294,000 $312,000 A+B=C Implied Incremental Value from Contractual Leases / Share $2.52 $2.67 B Implied Value – “Q4” + “2019 Contractual” / Share $27.22 $29.48 C Overall portfolio 10% below market5 Note: Table includes non-GAAP financial measures. See Appendix. 1Adjusted for non-recurring revenues and expenses and mid quarter leasing activity. 2Committed capital for building projects and leasing costs for leases that are currently “cash paying”. 3Includes leases that have not yet commenced or are in abatement as of 12/31/18 and begin paying cash by 12/31/19. 4Leasing costs for leases that are not yet “cash paying”. 5Based on management’s estimates. 10

VALUE EMBEDDED GROWTH FROM SIGNED LEASES1 CASH RENT SF CURRENTLY IN NOT YET COMMENCEMENT TENANT PROPERTY MARKET (000s) ABATEMENT COMMENCED YEAR 2021 WeWork 149 Madison Ave. NY 115 ✔ 2020 DocuSign 221 Main Street SF 58 ✔ Gemini Trust 315 Park Avenue South NY 51 2019 Company ✔ 2019 & 2020 Pitchbook Data 315 Park Avenue South NY 51 ✔ ✔ rd 2019 Snap 229 West 43 Street NY 32 ✔ 2019 Fullscreen 315 Park Avenue South NY 17 ✔ 2019 Affirm 650 California SF 15 ✔ 2019 Other abated leases 68 ✔ 2019 & 2020 Other leases not yet commenced 51 ✔ Total Embedded NOI: Cash Rents beginning by year-end2 $11M $6M Total Embedded NOI: Cash Rents beginning beyond 20192 - $14M 1SF and NOI for joint ventures are reflected at CXP’s ownership interest. 2Non-GAAP financial measure. See Appendix. 11

VALUE ATTRACTIVE DIVIDEND YIELD DIVIDEND YIELD vs. GATEWAY OFFICE PEERS 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% KRC DEI ESRT PGRE BXP HPP CXP SLG VNO As of 2.22.2019 12

STABILITY LIMITED NEAR-TERM ROLLOVER LEASE EXPIRATIONS BY YEAR (% OF ALR) 6.7 years 30% 28% average remaining lease term 25% 20% 16% 15% AT&T at Lindbergh 12% 10% 9% 9% 7% 6% 6% 5% 4% 3% 0% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028+ 13

STABILITY REDEVELOPED PORTFOLIO Modest capital needs going forward 14

STABILITY STRONG & FLEXIBLE BALANCE SHEET INVESTMENT GRADE DEBT MATURITES RATINGS 700  Mortgage Debt - JV 3.70% Baa2 BBB  Bonds  Term Loans Stable / Stable 600  Line of Credit Ratings 500 14% / 86% Secured Unsecured 400 $482 4.15% 3.65% 32% 300 Net Debt to Real-Estate Assets1 200 4 3.07% $350 $350 799 $4.3 billion 3 $166 Broadway 100 Unencumbered Assets Market 6.60% $150 (92% of total portfolio)2 Square5 DEBT OUTSTANDING ($M) OUTSTANDING DEBT $50 0 2019 2020 2021 2022 2023 2024 2025 2026 1 Non-GAAP financial measure; see appendix 2 Includes CXP’s interest in unconsolidated joint ventures. 3 Reflects 49.7% of the construction loan secured by 799 Broadway, which Columbia owns through an unconsolidated joint venture. 4 Includes effective rate on variable rate loan swapped to fixed. 5 Reflects 51% of the mortgage note secured by the Market Square Buildings, which Columbia owns through an unconsolidated joint venture. 15

APPENDIX FOR MORE INFORMATION Columbia Property Trust INVESTOR RELATIONS 404.465.2227 ir@columbia.reit www.columbia.reit 16

APPENDIX DRAMATIC CASH LEASING SPREADS1 LEASE ROLLOVER TO ACHIEVE HIGHER RENTS 50% 45% 45% 40% 35% 32% 30% 25% 20% 19% 15% 14% 10% 5% 0% 2015 2016 2017 2018 1Cash leasing spreads on same-store properties excluding Westinghouse extension at Cranberry Woods. 17

APPENDIX JOINT VENTURE with Allianz Real Estate HIGHLIGHTS . Ability to increase scale in top markets on a leverage- neutral basis . Attractive cost of capital . Current gross asset value of $1.7B . Potential to acquire additional assets in select gateway markets Joint Venture Ownership Interest Property CXP Allianz 55% 45% University Circle, San Francisco 55% 45% 333 Market Street, San Francisco 55% 45% 1800 M Street, Washington, D.C. 49.5%* 49.5%* 114 Fifth Avenue, New York *L&L Holding Co. LLC holds a 1% ownership interest in 114 Fifth Avenue. 18

APPENDIX: Case Studies 650 CALIFORNIA STREET SAN FRANCISCO 470,000 sf By capitalizing on a central location and unique attributes, we achieved 97% leased, with 331,000 sf of leases signed at triple-digit rent roll-ups overall. • Acquired in 2014 at 88% leased, with 55% of the property expiring within three years • Upgraded the lobby and amenities and embarked on selective spec suite program • Creative asset management to maximize leasable space including relocating multiple smaller tenants within building • Curated high-quality, small to midsized tenants signed at significantly higher market rates • Two-thirds of building leased or renewed, resulting in 97% leased 19

APPENDIX: Case Studies 315 PARK AVENUE SOUTH NEW YORK 331,000 sf By creating a premier Midtown South office destination through a strategic renovation plan, we achieved significantly higher rents on over 85% of the building. • Acquired in 2015 with 17 of 20 floors vacant or rolling within two years, at below market rents • Initiated a program of renovations and amenities to reposition property as “best on Park Avenue South” • Achieved 301,000 SF of leasing to date bringing property to 100% leased • Leased the premium top floors at record rents for Park Avenue South corridor 20

APPENDIX: Case Studies 221 MAIN STREET SAN FRANCISCO 383,000 sf Through targeted improvements and creative rent roll management, we achieved 90%+ leased in one year, raising average rents PSF by more than 65%. Acquired in 2014 at 83% leased, with rents well below market and over 30% roll within 36 months • Invested $2M+ in strategic capital improvements aimed to appeal to fin tech tenants • Created a contiguous “vertical campus” through creative relocation and selective renewals, reducing number of tenants from 40 to 20 while improving tenant quality and driving leased % • Signing leases at 10% premium to market comps (when building had previously performed in-line with market). 21

APPENDIX: Case Studies UNIVERSITY CIRCLE PALO ALTO | SAN FRANCISCO 451,000 sf Through strategic tenant selection and improvements, we’ve maintained full occupancy, with rates among the highest in our portfolio. • Rebranded formerly law-firm-centric property to attract more diverse tenant base and expanded amenities • Added and expanded Amazon Web Services and other tech tenants • Reached 100% occupancy while raising in-place gross rates over 40% • Eliminated only substantial near-term roll with 119k SF renewal of DLA Piper at over 60% cash spread 22

APPENDIX: Case Studies ONE & THREE GLENLAKE 80 M STREET ATLANTA WASHINGTON, D.C. 706,000 sf 286,000 sf Through successful repositioning, We’ve made selective, high-impact we’ve achieved 370,000+ SF of renovations to achieve 94% leased leasing and a fully leased campus. after signing 214,000 SF. • 108,000 SF Oracle downsize created 36% • Rebranded property to attract more vacancy at One; Newell Brands leaving creative tenant base and compete with Three at expiration in March 2020 new construction in submarket • Upgraded common areas and amenities to • Increased rental rates by 20% best-in-submarket • Leased One to 100% and completely backfilled Three in advance of Newell roll. 23

APPENDIX: Case Studies 222 EAST 41ST STREET NEW YORK 390,000 sf Execution of long-term, full building lease with a high credit tenant created significant value. • In 2015, launched a multi-pronged marketing effort to replace departing primary tenant Jones Day (353,000 SF), exploring both multi-tenant and single tenant options, • In April 2016, secured a market-leading 30-year, 390,000 SF lease with NYU Langone Medical Center, with almost no downtime between leases • In May 2018, sold to Commerz Real for a gross sales price of $332.5 million, a 4.1% cap rate. 24

APPENDIX NEW SAN WASHINGTON, EXECUTIVE AND CORPORATE OPERATIONS YORK FRANCISCO D.C. NELSON MILLS JIM FLEMING WENDY GILL DOUG MCDONALD KELLY LIM MICHAEL SCHMIDT MARK WITSCHORIK President and CEO Executive VP and CFO SVP, Corporate VP, Finance VP, Asset Management VP, Asset Management VP, Asset Management Operations and Chief Accounting Officer NATIONAL REAL ESTATE MANAGEMENT KEVIN HOOVER AMY TABB LINDA BOLAN DAVID DOWDNEY DAVID CHEIKIN SVP, Portfolio SVP, Business SVP, Property SVP, Head of Leasing SVP, Strategic Real Estate Management and Development Management and Initiatives Transactions Sustainability 25

APPENDIX RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Three Months (in thousands) Ended 12/31/18 Annualized Net Cash Provided by Operating Activities $ 36,588 $ 146,352 Straight line rental income 3,690 14,760 Depreciation of real estate assets (20,401) (81,604) Amortization of lease-related costs (7,061) (28,244) Gain from unconsolidated joint venture 2,066 8,264 Income distributed from JV (7,338) (29,352) Other non-cash expenses (2,663) (10,652) Net changes in operating assets & liabilities 122 488 Net Income (loss) $ 5,003 $ 20,012 Interest expense (net) 13,236 52,944 Interest income from development authority bonds (1,471) (5,884) Income tax benefit 21 84 Depreciation of real estate assets 20,401 81,604 Amortization of lease-related costs 7,995 31,980 Adjustments from unconsolidated joint venture 14,327 57,308 EBITDA $ 59,512 $ 238,048 Loss on extinguishment of debt 373 1,492 EBITDAre $ 59,885 $ 239,540 Asset & property management fee income (1,982) (7,928) General and administrative – corporate 8,600 34,400 General and administrative – unconsolidated joint ventures 895 3,580 Straight line rental income (net) (3,689) (14,756) Above/below lease market amortization (net) (933) (3,732) Adjustments from unconsolidated joint venture (1,107) (4,428) Net Operating Income (based on cash rents) $ 61,669 $ 246,676 NOI from Atlanta & Pittsburgh (13,061) (52,244) Adjustment for Non-Recurring Revenues / Expenses and Mid Quarter Leasing Activity (1,994) (7,976) Net Operating Income (based on cash rents) – Adjusted $ 46,614 $ 186,456 26

APPENDIX RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES As of Period End (in thousands) 12/31/18 Debt - Consolidated $ 1,332,000 Debt – Columbia's share in unconsolidated joint ventures 216,000 Cash – consolidated (17,118) Cash – Columbia's share in unconsolidated joint ventures (23,666) Net Debt $ 1,507,216 Total Real Estate Assets – Consolidated $ 2,860,356 Buildings and Improvements - accumulated depreciation - consolidated 403,355 Intangible lease assets - accumulated depreciation - consolidated 84,881 intangible lease origination costs – consolidated 99,440 less: intangible lease liabilities- consolidated (42,847) Gross Real Estate Assets - Consolidated $ 3,405,185 Gross Real Estate Assets – Columbia’s share of properties in unconsolidated joint ventures 1,325,163 Gross Real Estate Assets - Total $ 4,730,348 27